EXHIBIT 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated October 24, 2012, is made and entered into on the terms and conditions hereinafter set forth, by and between NATIONAL HEALTHCARE CORPORATION, a Delaware corporation (the "Borrower"), and BANK OF AMERICA, N.A., a national banking association ("Lender").

RECITALS:

1.

Pursuant to a Credit Agreement dated as of October 30, 2007, by and between the Borrower and the Lender, as amended by First Amendment to Credit Agreement dated as of October 28, 2008, Second Amendment to Credit Agreement dated as of October 27, 2009, Third Amendment to Credit Agreement dated as of October 26, 2010 and Fourth Amendment to Credit Agreement dated October 25, 2011, all by and between the Borrower and the Lender (as the same heretofore has been or hereafter may be further amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, the "Credit Agreement"), the Lender agreed to make Loans to the Borrower and to issue Letters of Credit for the account of the Borrower, all as more specifically described in the Credit Agreement.

2.

The parties hereto desire to amend the Credit Agreement in certain respects as more particularly hereinafter set forth.

AGREEMENTS:

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto agree as follows:

1.

Amendment of Section 1.1.  Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate locations according to alphabetical order, or by amending and restating existing definitions to read as indicated, as applicable:

"Applicable Rate" means, (a) in connection with computations of interest for Loans and Letters of Credit, a rate per annum equal to (i) 0.00% with respect to Base Rate Loans, (ii) 0.70% with respect to Eurodollar Rate Loans, and (iii) 0.70% with respect to Letters of Credit, and (b) in connection with computations of commitment fees, a rate per annum equal to ten one-hundredths of one percentage point (0.10%).

"Fifth Amendment" means the Fifth Amendment to Credit Agreement dated October 24, 2012, by and between the Borrower and the Lender.

"Fifth Amendment Effective Date" means October 24, 2012.

"Maturity Date" means the later of (a) October 23, 2013 and (b) if maturity is extended pursuant to Section 2.12, such extended maturity date as determined pursuant to such Section.

2.

Amendment of Section 5.13.  Section 5.13 is hereby amended by deleting the word "Fourth" in the first line and substituting in lieu thereof the word "Fifth".

3.

Amendment of Section 7.02.  Subsection 7.02(b) is hereby amended by deleting the word "Fourth" in the two places in which it appears and substituting in lieu thereof the word "Fifth".

4.

Amendment of Section 7.03.  Subsection 7.03(b) is hereby amended by deleting the word "Fourth" in the two places in which it appears and substituting in lieu thereof the word "Fifth".

5.

Amendment of Section 7.06.  Subsection 7.06(e) is hereby amended by deleting the date "December 31, 2010" in the fourth line and substituting in lieu thereof the date "December 31, 2011".

6.

Amendment of Schedule 5.13.  Schedule 5.13 to the Credit Agreement is hereby replaced with Schedule 5.13 to this Amendment.

7.

Conditions to Effectiveness.  This Amendment shall be effective only upon the satisfaction of the following conditions:

(a)

the Borrower and the Lender shall have executed and delivered a counterpart of this Amendment;

(b)

each of the representations and warranties of the Borrower contained in Section 8 shall be true and correct in all material respects as of the date as of which all of the other conditions contained in this Section 7 shall have been satisfied; and

(c)

the Lender shall have received such documents, instruments, certificates, opinions and approvals as it reasonably may have requested.

8.

Representations and Warranties of the Borrower.  As an inducement to the Lender to enter into this Amendment, the Borrower hereby represents and warrants that, on and as of the date hereof, and taking into account the provisions hereof, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except for (a) representations and warranties that expressly relate to an earlier date, which remain true and correct as of said earlier date, and (b) representations and warranties that have become untrue or incorrect solely because of changes permitted by the terms of the Credit Agreement and the other Loan Documents.

9.

Effect of Amendment; Continuing Effectiveness of Credit Agreement and Loan Documents.

(a)

Neither this Amendment nor any other indulgences that may have been granted to the Borrower by the Lender shall constitute a course of dealing or otherwise obligate the Lender to modify, expand or extend the agreements contained herein, to agree to any other amendments to the Credit Agreement or to grant any consent to, waiver of or indulgence with respect to any other noncompliance with any provision of the Loan Documents.

(b)

Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.  This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

(c)

Any noncompliance by the Borrower with any of the covenants, terms, conditions or provisions of this Amendment shall constitute an Event of Default.

(d)

Except to the extent amended or modified hereby, the Credit Agreement, the other Loan Documents and all terms, conditions and provisions thereof shall continue in full force and effect in all respects and shall be construed in accordance with the modifications of the Credit Agreement effected hereby.  Without limiting the generality of the foregoing, the Loan Documents and all of the Collateral described therein secure and shall continue to secure the payment of all Obligations, in each case taking into account the modifications of the Credit Agreement effected hereby.

10.

Further Actions.  Each of the parties to this Amendment agrees that at any time and from time to time upon written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party reasonably may request in order to effect the intents and purposes of this Amendment.

11.

Counterparts.  This Amendment may be executed in multiple counterparts or copies, each of which shall be deemed an original hereof for all purposes.  One or more counterparts or copies of this Amendment may be executed by one or more of the parties hereto, and some different counterparts or copies executed by one or more of the other parties.  Each counterpart or copy hereof executed by any party hereto shall be binding upon the party executing same even though other parties may execute one or more different counterparts or copies, and all counterparts or copies hereof so executed shall constitute but one and the same agreement.  Each party hereto, by execution of one or more counterparts or copies hereof, expressly authorizes and directs any other party hereto to detach the signature pages and any corresponding acknowledgment, attestation, witness or similar pages relating thereto from any such counterpart or copy hereof executed by the authorizing party and affix same to one or more other identical counterparts or copies hereof so that upon execution of multiple counterparts or copies hereof by all parties hereto, there shall be one or more counterparts or copies hereof to which is(are) attached signature pages containing signatures of all parties hereto and any corresponding acknowledgment, attestation, witness or similar pages relating thereto.

12.

Miscellaneous.

(a)

This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Tennessee, without reference to the conflicts or choice of law principles thereof.

(b)

The headings in this Amendment and the usage herein of defined terms are for convenience of reference only, and shall not be construed as amplifying, limiting or otherwise affecting the substantive provisions hereof.

(c)

All references herein to the preamble, the recitals or sections, paragraphs, subparagraphs, annexes or exhibits are to the preamble, recitals, sections, paragraphs, subparagraphs, annexes and exhibits of or to this Amendment unless otherwise specified.  The words "hereof", "herein" and "hereunder" and words of similar import, when used in this Amendment, refer to this Amendment as a whole and not to any particular provision of this Amendment.

(d)

Any reference herein to any instrument, document or agreement, by whatever terminology used, shall be deemed to include any and all amendments, modifications, supplements, extensions, renewals, substitutions and/or replacements thereof as the context may require.

(e)

When used herein, (1) the singular shall include the plural, and vice versa, and the use of the masculine, feminine or neuter gender shall include all other genders, as appropriate, (2) "include", "includes" and "including" shall be deemed to be followed by "without limitation" regardless of whether such words or words of like import in fact follow same, and (3) unless the context clearly indicates otherwise, the disjunctive "or" shall include the conjunctive "and".

 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

[Remainder of Page Intentionally Left Blank;

Signature Pages Follow]

BORROWER:

NATIONAL HEALTHCARE CORPORATION

By: /s/ John K. Lines

Name: John K. Lines

Title: Sr. V.P., Secretary & Gen. Counsel

Signature Page to Fifth Amendment to Credit Agreement

LENDER:

BANK OF AMERICA, N.A.

By: /s/ Suzanne B. Smith

Name: Suzanne B. Smith

Title: Senior Vice President

Signature Page to Fifth Amendment to Credit Agreement

SCHEDULE 5.13

SUBSIDIARIES

AND OTHER EQUITY INVESTMENTS

Part (a).

Subsidiaries.

Subsidiaries of National HealthCare Corporation:

Company Name	State of Organization
City Corporation	TN
NHC Delaware Investments Inc.	DE
NHC HealthCare/Lake City, Inc.	FL
NHC HealthCare/Pensacola, Inc.	FL
NHC/Delaware, Inc.	DE
NHC/OP, L.P.	DE

Subsidiaries of City Corporation:

Company Name	State of Organization
City Center L.P.	TN (1% General Partner Interest)
Premier Plus Insurance Company, Ltd.	Cayman Islands

Subsidiaries of NHC/Delaware, Inc.:

Company Name	State of Organization
National Healthcare Center of Fort Oglethorpe, L.P.	TN (1% General Partner Interest)
Nutritional Support Services, L.P.	TN (1% General Partner Interest)
NHC/OP, L.P.	DE (1% General Partner Interest)

Subsidiaries of NHC/OP, L.P.:

Company Name	State of Organization
National Health Realty, LLC	DE
Medical Personnel Services, LLC	TN
Nutritional Support Services, L.P.	TN
Premier Group Insurance Company	TN
NHC HealthCare/Anniston, LLC	AL
NHC Place/Anniston, LLC	AL
NHC HealthCare/Moulton, LLC	AL
NHC HealthCare/Coconut Creek, LLC	FL
NHC HealthCare/Orlando, LLC	FL
NHC HealthCare/Rossville, LLC	GA
NHC HealthCare/Glasgow, LLC	KY
NHC HealthCare/Madisonville, LLC	KY
NHC HealthCare/Desloge, LLC	MO
NHC HealthCare/Joplin, LLC	MO
NHC HealthCare/Kennett, LLC	MO
NHC Place/Lake St. Charles, LLC	MO
NHC HealthCare-Macon, LLC	MO
NHC HealthCare/Maryland Heights, LLC	MO
NHC HealthCare-Osage Beach, LLC	MO
NHC HealthCare-Springfield Missouri, LLC	MO
NHC HealthCare/St. Charles, LLC	MO
NHC HealthCare/West Plains, LLC	MO
NHC HealthCare/Town & Country, LLC	MO
NHC HealthCare/Aiken, LLC	SC
NHC HealthCare/Anderson, LLC	SC
NHC HealthCare/Bluffton, LLC	SC
NHC HealthCare-Charleston, LLC	SC
NHC HealthCare/Clinton, LLC	SC
NHC HealthCare/Garden City, LLC	SC
NHC HealthCare/Greenville, LLC	SC
NHC HealthCare/Greenwood, LLC	SC
NHC HealthCare/Laurens, LLC	SC
NHC HealthCare/Lexington, LLC	SC
NHC HealthCare/Mauldin, LLC	SC
NHC HealthCare/North Augusta, LLC	SC
NHC HealthCare/Parklane, LLC	SC
NHC Place-Charleston, LLC	SC
The Palmettos of Parklane, LLC	SC
AdamsPlace, LLC	TN
NHC HealthCare/Athens, LLC	TN
NHC HealthCare/Chattanooga, LLC	TN
NHC HealthCare/Columbia, LLC	TN
NHC HealthCare/Cool Springs, LLC	TN
NHC HealthCare/Dickson, LLC	TN
NHC HealthCare/Farragut, LLC	TN
NHC HealthCare/Franklin, LLC	TN
NHC HealthCare/Hendersonville, LLC	TN
NHC HealthCare/Hillview, LLC	TN
NHC HealthCare/Holston Hills, LLC	TN
NHC HealthCare/Johnson City, LLC	TN
NHC HealthCare/Knoxville, LLC	TN
NHC HealthCare/Lewisburg, LLC	TN
NHC HealthCare/McMinnville, LLC	TN
NHC HealthCare/Milan, LLC	TN
NHC HealthCare/Oakwood, LLC	TN
NHC HealthCare/Pulaski, LLC	TN
NHC HealthCare/Scott, LLC	TN
NHC HealthCare/Sequatchie, LLC	TN
NHC HealthCare/Smithville, LLC	TN
NHC HealthCare/Somerville, LLC	TN
NHC HealthCare/Sparta, LLC	TN
NHC HealthCare/Springfield, LLC	TN
NHC HealthCare/Tullahoma, LLC	TN
NHC HealthCare-Sumner, LLC	TN
Standifer Place Properties, LLC	TN
The Health Center of Hermitage, LLC	TN
The Health Center of Nashville, LLC	TN
NHC HealthCare/Bristol, LLC	VA
Arizona HealthCare Advisors, LLC	AZ
Hudson HealthCare Advisors, LLC	FL
Kansas HealthCare Advisors, LLC	KS
Kentucky HealthCare Advisors, LLC	KY
Massachusetts HealthCare Advisors, LLC	MA
Missouri HealthCare Advisors, LLC	MO
New Hampshire HealthCare Facilities Advisors, LLC	NH
NHC Homecare Missouri, LLC	MO
NHC Homecare-South Carolina, LLC	SC
South Carolina HealthCare Advisors, LLC	SC
Tennessee HealthCare Advisors, LLC	TN

Schedule 5.13, p. 3

Part (b).

Other Equity Investments.

Knoxville Health Care Center, LP	25% general partner (NHC/OP)
Caris HealthCare, LP	74.6% limited partner (NHC/OP)
National Hospice, Inc.	50% owned by NHC/OP
National HealthCare Center of Fort Oglethorpe, L.P.	99% limited partner (NHC/OP)
City Center L.P.	94.626% limited partner (NHC/OP)

Schedule 5.13, p. 4

6-30-12

Structure of National HealthCare Corporation

Public Shareholders
(13,982,788 common shares outstanding & 10,838,490 preferred shares outstanding)
Board of Directors
P. Abernathy—'15
E. Burgess—'14
L. Tucker—'13
R. Adams—'15
E. Hassan—'14
A. Adams—'14
T. LaRoche—'13
National HealthCare Corporation[1]
[NYSE-Amex: NHC]
[100%]
City Corporation
Premier Plus Ins. Co. (Cayman Islands corp.) (licensed liability ins. corp.)
NHC Delaware Investments Inc.
NHC HealthCare/ Lake City, Inc.
NHC HealthCare/ Pensacola, Inc.
Nutritional Support Services, LP (Network Pharm.)
1% G.P.
NHC/Delaware, Inc.[1]
99% L.P.
1% G.P.
99% L.P.
1% G.P.
City Center L.P.
94.618% L.P.
L.P
Swanson, 4.382%
Premier Group Ins. (licensed in 11 states/workers comp)
NHC/OP, L.P.[1&2]
Medical Personnel Services, LLC
NHC Homecare Missouri, LLC
NHC Homecare (a wholly owned division)
NHC Rehab (a wholly owned division)
National Health Realty, LLC
NHC Homecare—South Carolina, LLC
(Name of State) HealthCare Advisors, LLC, Governing Body consists of 1) Sr. RVP and 2) Member's officers; Single member (or 99%)
NHC HealthCare/___ LLC for AL, GA, KY, MO, SC, TN & VA; one LLC per center; Governing Body consists of 1) Administrator and 2) Sr. Regional V.P. (owned/leased centers) Single member (or 99%)
Caris HealthCare, L.P. (74.6/24.4 Hospice J.V.) + 50/50 shareholder of its 1% G.P., National Hospice, Inc.
25% G.P.
Fortress Corporation (a sub. of Covenant Health)
Knoxville Health Care, Center, L.P.
25% G.P.
50% L.P.
MRB & Associates, G.P.
National Healthcare Center of Fort Oglethorpe, L.P.
99% L.P.
1% G.P.
NHC/Delaware, Inc.

- NOTES -

1 Delaware entity

2 During 2000 all leased centers were re-licensed in the name of separate LLCs, with NHC/OP, L.P. as 100% member or 99%, with NHC/D being 1%.

Schedule 5.13, p. 5

SCHEDULE 7.02

EXISTING INVESTMENTS

Existing Investments in Subsidiaries identified in Part (a) of Schedule 5.13.

Investments		June 30, 2012
Premier Plus Insurance Company Not a guarantor Consolidates with NHC	Wholly owned subsidiary (Borrower)	$ 11,630,211 Investments eliminated in consolidation
Premier Group Insurance Company Not a guarantor Consolidates with NHC	Wholly owned subsidiary (NHC/OP)	2,700,000 Investments eliminated in consolidation
City Center, LP Not a guarantor Consolidates with NHC	1% general (City Corporation) and 94.626% limited (NHC/OP) partner	2,762,563 Investment eliminated in consolidation
NHC of Fort Oglethorpe, LP Not a guarantor Consolidates with NHC	1% general (NHC/Delaware, Inc.) and 99% limited (NHC/OP) partner	(1,442,573) Investment eliminated in consolidation
Nutritional Support Services, LP Not a guarantor Consolidates with NHC	1% general (NHC/Delaware, Inc.) and 99% limited (NHC/OP) partner	11,473,143 Investment eliminated in consolidation
Knoxville Health Care Center, LP Not a guarantor Recorded on equity method Does not consolidate with NHC	25% general partner (Borrower)	1,319,703
Caris HealthCare, LP Not a guarantor Recorded on equity method Does not consolidate with NHC	74.6% limited partner (NHC/OP)	32,284,226
National Hospice, Inc. General partner for Caris HealthCare, LP Not a guarantor Recorded on equity method Does not consolidate with NHC	50% owned by NHC/OP	331,388

Notes Receivable		June 30, 2012
Standifer Place, LLC	Chattanooga Health and Edu. Bonds (currently held by NHC/OP)	50,000
Ocoee Health Care Center	First mortgage (currently held by National Health Realty, LLC)	3,131,761
Sarasota Health Care	First mortgage (currently held by National Health Realty, LLC)	3,159,229
Castleton Health Care Center	Working capital loan (currently held by National Health Realty, LLC)	102,806
Brownsburg Health Care Center	First mortgage (currently held by National Health Realty, LLC)	4,605,793
Castleton Health Care Center	First mortgage (currently held by National Health Realty, LLC)	1,334,687
Plainfield Health Care Center	First mortgage (currently held by National Health Realty, LLC)	3,095,040
Castleton Health Care Center	Working capital loan (currently held by NHC/OP)	1,649,010
Plainfield Health Care Center	Working capital loan (currently held by NHC/OP)	1,803,746
Brownsburg Health Care Center	Working capital loan (currently held by NHC/OP)	1,349,746
Standifer Place, LLC	Working capital loan (currently held by NHC/OP)	2,497,492
Osceola Health Care Center	First mortgage (currently held by Premier Plus)	7,916,356

Schedule 7.02, p. 2

SCHEDULE 7.03

EXISTING INDEBTEDNESS

Notes Payable by Obligor
National Health Corporation	Term note	10,000,000
Standifer Place, LLC	Chattanooga Health & Educational Facilities Bonds	50,000

Guarantees:
National Health Corporation	1988 ESOT Debt (National Health Investors, Inc.'s portion)	-0-

Schedule 7.03, p. 1